SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 6, 1997



                                Mar Ventures Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    0-20879             95-4580642
    ---------------------------       ---------------     ------------------
   (State or other jurisdiction      (Commission File       (IRS Employer
         of incorporation)                Number)         Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 825-3748
                                                            -------------



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Item 1. Changes in Control of Registrant.
        --------------------------------

     The Registrant, on August 6, 1997, purchased all the ownership interests of PYR Energy, LLC ("PYR") in exchange for 4,000,000 shares of the Registrant's $.001 par value common stock (the "Common Stock"). As a result of this transaction, PYR, which is an oil and gas exploration company, became wholly owned by the Registrant and the members of PYR obtained 43.7 percent of the Registrant's outstanding Common Stock. The members of PYR immediately prior to this transaction consisted of D. Scott Singdahlsen, Dirk McDermott, Gregory B. Barnett, Tommye Barnett, Interactive Earth Sciences Corporation, and PinOak Inc.

     The Registrant agreed, in connection with the transaction with PYR, to appoint each of Mr. Singdahlsen, Mr. Barnett and Keith F. Carney as directors of the Company. The three persons who served on the Board of Directors of the Registrant prior to the consummation of the transaction with PYR have resigned so that the Board now consists solely of Messrs. Singdahlsen, Barnett and Carney.


Item 2. Acquisition or Disposition of Assets
        ------------------------------------

     The Registrant acquired all the ownership interests of PYR as a result of the transactions described above in "Item 1. Changes in Control of Registrant". Any necessary financial statements concerning the Registrant's acquisition of PYR will be filed by amendment on or before October 20, 1997.


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On August 13, 1997, the Registrant engaged Wheeler Wasoff, P.C. of Denver, Colorado as the Registrant's independent accountant to replace Farber & Hass, which was dismissed on that date. This decision was approved by the Board of Directors of the Registrant. The Board of Directors believes it is in the best interests of the Registrant for its accountant to be located in the same city as the Registrant's principal executive offices.

     The independent auditor's report of Farber & Hass with respect to the Registrant's (i) balance sheet as of August 31, 1996, and (ii) statements of operations, shareholders' equity and cash flows for the period July 2, 1996 (the date of the Registrant's inception) to August 31, 1996, was modified as to the uncertainty about the Registrant's ability to continue as a going concern. Farber & Hass's prior report did not otherwise contain an adverse opinion or disclaimer of opinion, and it was not qualified or modified as to audit scope or accounting principals. There have not been any disagreements with Farber & Hass on any matter of accounting principals or practices, financial statements disclosure or auditing scope or procedure. The Registrant has requested Farber & Hass to furnish the Registrant with a letter addressed to the Securities And Exchange Commission (the " Commission") stating whether it agrees with the statements made in this Item 4. The Registrant has further requested Farber & Hass to provide that letter as promptly as possible so that the Registrant can file the letter with the Commission within ten business days after the filing of this report on Form 8-K.


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




Item 5. Other Events.
        ------------

     Press Release. The press release of the Registrant dated August 19, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.



Item 7. Financial Statements And Exhibits.
        ---------------------------------

         (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated August 19, 1997.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 19, 1997                      MAR VENTURES INC.



                                            By: /s/  D. Scott Singdahlsen
                                                --------------------------------
                                                D. Scott Singdahlsen
                                                President





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